Exhibit 10.9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 3

2. AMENDMENT/MODIFICATION NO. 025	3. EFFECTIVE DATE 09/29/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (If other than Item 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required). See Schedule	Net Decrease: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Option 3, exercised unilaterally

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise Option 3, of the ACN-13-FX contract, effective September 29, 2014. Option 3 incorporates a daily credit of [*] cubic feet in order to calculate payment for “Partial Containers.”

The following changes are hereby incorporated:

A. Lines 1240 – 1242 are modified as follows:

From:

Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit based on the total cubic

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian McKain

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. CONTRACT AUTHORITY /s/ Brian McKain (Signature of Contracting Officer)	16C. DATE SIGNED 09/30/14

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 3

CONTRACT/ORDER NO. ACN-13-FX/ 025	AWARD/ EFFECTIVE DATE 09/29/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

feet of the mixed ULD in the Operating Plan divided by the total number of mixed ULDs in the Operational Plan for each origin air stop per day multiplied by 50%. The rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.

TO:

Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit of [*] cubic feet for each origin air stop per day. The rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.

B. Changes to Attachment 10, based on the exercising of this option are attached.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/29/2014 to 09/30/2020

Change Item 00005 to read as follows:

00005	Option 3: Partial Container Calculation Language				[*]

During the first twelve (12) months following the first day of contract performance, upon written notice to the aviation supplier, the Postal Service, at its sole discretion, may exercise Option 3 and modify the language set forth in the contract at Payment Processing – Day Network – Per Cube: Mail Tendered in ULDs as follows:

Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit of [*] cubic feet for each origin air stop per day. The rate used will be the

Continued...

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 3 3

CONTRACT/ORDER NO. ACN-13-FX/025	AWARD/ EFFECTIVE DATE 09/29/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

applicable base or tier cubic foot rate used at the beginning of the invoice day.

In consideration for exercising Option 3, the subject pricing will be reduced in accordance with Option 3, Attachment 10: Pricing.

If Option 1 has been executed, the reduction will be [*]. If Option 2 has been executed, the reduction will be [*]. If both Options 1 and 2 have been executed, the reduction will be [*].

Account Number: 53503

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Proprietary Information – – Competition Sensitive

Attachment 10 – Pricing Day Network (Proposal 2F)	9/29/2014

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 – Pricing Night Network (Proposal 2B)	18-Apr-13

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10 – Pricing	6/27/14

[*]

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.